©PPL Corporation 2012
Barclays CEO Energy-Power
Conference

September 6, 2012
©PPL Corporation 2012
Exhibit 99.1

©PPL Corporation 2012

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future
operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A
discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.

©PPL Corporation 2012

PPL Well-Positioned for Future Success
  Rate-regulated business provides earnings and dividend stability in weak economic environment
  Approximately 70% of projected 2012 EPS from regulated businesses
  Substantial organic growth in rate base: ~8% CAGR from 2012-2016
  Business Risk Profile rated “Excellent” by S&P
  Secure dividend with strong platform for continued growth
  Highly attractive competitive generation fleet with diverse fuel mix allows for significant upside when power markets recover
  Strong baseload footprint in PJM complemented by flexible gas-fired units
  No major exposure to currently proposed environmental regulations
  Strong management team with track record of execution
  U.K. team best-in-class among U.K. peers
  ECR approval received in Kentucky
  Successfully hedging competitive generation and locking in margins in a challenging market

©PPL Corporation 2012

U.K. Regulated Segment
Investment Highlights
  Highly attractive rate-regulated business with significant growth prospects
  Regulator-approved 5-year forward-looking revenues based on future business plan, including capital expenditures and O&M plus adjustments for inflation
  Real-time return of and return on capital investment - no lag
  No volumetric risk
  Additional incentives for operational efficiency and high-quality service
  Top performing electricity distribution business in the U.K.
  Leader in capital and operating cost efficiency, customer service and reliability
  Over $380 million in incentive revenues earned over past 7 years
  Highest percentage of bonus revenue among peers
  Best-in-class U.K. management team
  Experienced team with record of delivering results
  Completely transformed acquired Midlands operation in 9 months
  Strong potential to earn additional incentive revenues
  Awarded Customer Service Excellence Standard
  Consistent pattern of dividend repatriation to U.S. parent

©PPL Corporation 2012

Midlands Integration - Improved
Network Performance
Customer Minutes Lost
Customer Interruptions (per 100 customers)
25.9%
Improvement
39.7%
Improvement
96%
Improvement
21.6%
Improvement
18 Hour Standard
Target 60

©PPL Corporation 2012

U.K. Regulatory Framework Change
	DPCR5	RIIO-ED1
Revenue Determination	RPI - X (cost efficiency model)	RIIO (Revenue = Incentives + Innovation + Outputs)
Price Control Period	5 years	8 years
Financeability	WACC (fixed for price control period)	WACC (annual debt adjustments based on iBoxx 10+ year index)
Recovery Period	20 years	20 years, existing assets; 45 years, new assets
Incentives	Rewards / Penalties for output delivery	Rewards / Penalties for output delivery
Innovation	Low Carbon Network (LCN) Fund	LCN Fund supplemented
Stakeholders	Customer Engagement	Expanded Stakeholder Engagement

©PPL Corporation 2012

Ofgem 2012 Initial Proposal Comparison
	Electricity Transmission (RIIO-T1)	Gas Transmission (RIIO-T1)	Gas Distribution (RIIO-GD1)	Electricity Distribution (DPCR5)
Price Control Period	8 years (1 April 2013 - 2021)	8 years (1 April 2013 - 2021)	8 years (1 April 2013 - 2021)	5 years (1 April 2010 - 2015)
WACC (real): Cost of debt (pre-tax) Cost of equity Gearing (leverage) “Vanilla” WACC	3.0% 7.0% 60% 4.6%	3.0% 6.8% 62.5% 4.4%	3.0% 6.7% 65% 4.3%	3.6% 6.7% 65% 4.7% (4.3% with 3.0% debt cost)
Recovery Period	20 years, existing assets; 45 years, new assets	45 years (no change)	45 years; new assets front-end loaded	20 years
Incentives	Rewards / Penalties for output delivery	Rewards / Penalties for output delivery	Rewards / Penalties for output delivery	Rewards / Penalties for output delivery
Innovation	Low Carbon Network Fund equivalent	Low Carbon Network Fund equivalent	Low Carbon Network Fund equivalent	Low Carbon Network Fund

©PPL Corporation 2012

Kentucky Regulated Segment
Investment Highlights
  Efficient, well-run utility focused on safety, reliability and customer service
  Projected rate base CAGR of 9.6% through 2016
  Constructive regulatory environment that provides a timely return on a substantial amount of planned capex over the next 5 years
  Environmental Cost Recovery (ECR): ~$2.3 billion plan approved by the KPSC with a
 10.1% ROE; ~$500 million remaining under prior plan at 10.63% ROE - virtually no regulatory lag
  Other supportive recovery mechanisms include Construction Work In Process, Fuel
 Adjustment Clause, Gas Supply Clause Adjustment and Demand Side Management
 recovery
  Very competitive retail rates that attract energy-intensive businesses

©PPL Corporation 2012

Pennsylvania Regulated Segment
Investment Highlights
  Significant growth in transmission portion of business which earns a favorable rate of return on a near real-time basis
  CAGR of 22.3% in transmission rate base through 2016 driven by initiatives to improve aging infrastructure
  ROE of 11.68% earned through FERC Formula Rate Mechanism
  ROE of 12.93% and return on CWIP for $560 million Susquehanna-Roseland project
  Pending FERC request for 100 basis point incentive and return on CWIP for $200 million Northeast Pocono project
  Projected CAGR of 6.5% in distribution rate base through 2016 driven by reliability initiatives

  Act 11 - Alternative ratemaking legislation provides for more timely recovery of eligible distribution plant costs that improve and maintain safety and reliability

©PPL Corporation 2012

Supply Segment
Investment Highlights
  Very well-positioned competitive generation
  PJM assets:
  Low marginal cost nuclear and hydro facilities
  Efficient supercritical coal units with fuel switching optionality
  Attractive gas-fired assets that capture market opportunity and back-stop base load unit availability
  Montana assets:
  Low marginal cost coal and hydro units that are critical to infrastructure supporting load in the Northwest
  Considerable upside from potential expansion of export capability to Alberta and the Dakotas in support of rapidly growing unconventional oil production activities
  Substantially in compliance with new emissions standards without further major investments
  Generation fleet will benefit from multiple factors
  Tightening reserve margins
  Forced retirement of less efficient stations due to tightening emissions standards
  Firming of demand driven by general economic recovery
  General firming of natural gas prices
  Among the strongest forward hedge profiles in industry
  Wholesale generation increasingly augmented by growing competitive retail activities across commercial, industrial and residential customer classes

©PPL Corporation 2012

Dividend Profile
A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Ongoing EPS based on mid-point of forecast. Annualized dividend based on 2nd quarter declaration. Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
$/Share
Annualized
(2)
(1)

©PPL Corporation 2012

Appendix

©PPL Corporation 2012

Reaffirmed 2012 Ongoing Earnings Forecast
$2.73
$/Share
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$2.45
$2.15

©PPL Corporation 2012

U.K. Electricity Distribution Price Control Review
RIIO-ED1 Tentative Schedule
Provisional Timing	Milestone
September 2012	Publication of Strategy Consultation
February 2013	Publication of Strategy Decision
End May 2013	DNOs submit business plans
September 2013	Publication of Initial Assessment of companies business plans
November 2013	Publication of Fast Track Proposals
March 2014	Publication of Fast Track Decision
June 2014	Publication of Initial Proposals Consultation for non fast tracked companies
November 2014	Publication of Final Proposals for non fast tracked companies
December 2014	Issue statutory consultation on new license conditions
April 1, 2015	Price control commences
Source: Ofgem Press Release dated February 6, 2012

©PPL Corporation 2012

LG&E and KU Rate Case Facts
Complete filings available at www.lge-ku.com/regulatory.asp
(1) Represents total utility capitalization
	LG&E		KU
	Electric	Gas	Electric
Revenue Increase Requested	$62.1 million	$17.2 million	$82.4 million
Test Year	12-months ended 3/31/2012	12-months ended 3/31/2012	12-months ended 3/31/2012
Requested ROE	11.00%	11.00%	11.00%
Rate Base (1)	$1.97 billion	$0.52 billion	$3.98 billion
Common Equity Ratio	55.64%	55.64%	53.74%
1% Change in ROE =	~$18 million in revenue	~$5 million in revenue	~$28 million in revenue
Docket No.	2012-00222	2012-00222	2012-00221

©PPL Corporation 2012

LG&E and KU Rate Case Schedules
1st Request for information received       July 31, 2012
LG&E and KU responses filed    August 14, 2012
Supplemental request for information received     August 28, 2012
LG&E and KU responses filed    September 12, 2012
Intervenor testimony filed    September 25, 2012
Request to intervenors submitted   October 9, 2012
Intervenor responses filed    October 22, 2012
LG&E/KU rebuttal testimony filed   November 5, 2012
Public meetings across the state   TBD
Public hearing in Frankfort    TBD
Order issued (tentative)    Early January 2013
New rates effective     January 2013
Completed
✓
✓
✓
✓

©PPL Corporation 2012

PPL Electric Utilities Distribution Rate Case Facts
Distribution Revenue Increase Requested  $104.6 million
Test Year     2012
Requested ROE     11.25%
2012 Distribution Rate Base   $2.42 billion
2012 Common Equity Ratio   51.03%
1% Change in ROE =     ~$23 million in revenue
Docket No.      R-2012-2290597
Complete filing available at www.pplelectric.com/rateinfo

©PPL Corporation 2012

PPL Electric Utilities Distribution Rate Case Schedule
Completed
✓
✓
Direct testimony of other parties  June 22, 2012
Rebuttal testimony    July 16, 2012
Sur-rebuttal testimony    August 1, 2012
Evidentiary hearings   August 6, 7, 9 and 10, 2012
Close of record     August 10, 2012
Main briefs     August 29, 2012
Reply briefs     September 14, 2012
Recommended Decision    October 2012
Order issued (tentative)   Mid-December 2012
New rates effective   January 2013
✓
✓
✓
✓
✓

©PPL Corporation 2012

Enhancing Value Through Active Hedging
Capacity revenues are expected to be $385 million and $590 million for 2012 and 2013, respectively.
As of June 30, 2012
(1) Represents expected sales of Supply segment based on current business plan assumptions.
(2) The 2013 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2013 power prices at the 5th and 95th percentile confidence levels.
Enhancing  Value Through Active Hedging  Enhancing  Value Through Active Hedging  2012  2013   Baseload  Expected Generation(1)  (Million  MWhs)  45.3  49.7   East  38.3  41.5  West  7.0  8.2   Current  Hedges ( % )  96- 100%  92- 96%   East  98- 102%  98- 102%  West  90- 94%  65- 69%   Average  Hedged  Price ( Energy  Only)  ( $ /MWh) (2)   East  $57-58  $48-49  West  $56-57  $46-49   Current  Coal  Hedges  ( % )  108%  106%   East  110%  109%  West  100%  100%   Average  Hedged  Consumed  Coal  Price ( Delivered  $ /Ton)   East  $75-77  $80-83  West  $23-28  $23-29   Intermediate/Peaking  Expected Generation(1)  (Million  MWhs)  9.2  8.7  Current  Hedges  ( % )  72%  5%   Capacity  revenues  are expected  to be $385 million  and $590 million  for  2012 and 2013,  respectively.   As  of June  30, 2012   (1)  Represents  expected  sales  of Supply  segment based on  current  business plan  assumptions.  (2) The 2013  ranges  of average  energy prices for  existing  hedges  were estimated  by  determining the impact  on  the existing  collars resulting from  2013  power  prices at  the 5th  and 95th  percentile confidence  levels.  ©PPL Corporation  2012  19

©PPL Corporation 2012

Market Prices
(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 6/30/2012.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
 Market Prices    Balance of  2012  2013  2014  ELECTRIC   PJM   On-Peak  Off-Peak  ATC(1)    Mid- Columbia   On-Peak  Off-Peak  ATC(1)    GAS(2)  NYMEX  TZ6NNY   PJM MARKET  HEAT  RATE(3)  CAPACITY  PRICES   (Per  MWD)   EQA   (1)  24-hour average.  $42  $43  $45  $27  $30  $32  $34  $36  $38  $27  $33  $38  $20  $24  $28  $24  $29  $34  $2.96  $3.58  $3.95  $3.16  $3.89  $4.19  13.2  11.1  10.8  $123.63  $187.49  $173.85  89%  90%  91%   ©PPL Corporation  2012  20   (2)  NYMEX  and TZ6NNY forward  gas  prices  on 6/30/2012.  (3)  Market Heat  Rate = PJM  on-peak  power  price  divided  by TZ6NNY  gas  price.

©PPL Corporation 2012

Capital Expenditures
($ in billions)
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)
(2)
$3.5
$4.2
$4.1
$3.7
$2.9

©PPL Corporation 2012

Projected Regulated Rate Base Growth
($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Includes RAV for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP and are as of year-end December 31.
$18.7
$21.3
$23.5
$25.2
(2)
2012E - 2016E Regulatory Asset Base(1) CAGR: 7.9%
$17.6
$25.8

©PPL Corporation 2012

Free Cash Flow before Dividends
Free Cash Flow before
Dividends
(Millions of Dollars)
(1) 2010 Free Cash Flow includes two months of the results of the Kentucky Regulated segment.
(1)
Reconciliation of Cash from
Operations to Free Cash Flow
before Dividends
(Millions of dollars)
Free Cash  Flow  before Dividends  Free Cash  Flow  before Dividends  Free Cash Flow  before  Reconciliation of  Cash  from  Dividends  Operations  to Free  Cash Flow  before  Dividends   (Millions of  Dollars)   (Millions of  dollars)   $531  $314  ( $ 1,010)  ( $1,200)  ( $1,000) ( $800)  ( $600)  ( $400)  ( $200) $0 $200 $400 $600 $800  2010A  2011A  2012E   Cash  from  Operations  $  2,034  $  2,507  $  2,800   Increase ( Decrease)  in  cash  due to:  Capital  Expenditures  (1,644)  (2,555)  (3,840)  Sale  of  Assets  161  381  Other  Investing Activities  -  Net  (20)  (19)  30   Free Cash  Flow  before Dividends  $  531  $  314  $  (1,010)   2010  2011  2012   (1)  Actual  Actual  Forecast   (1)  2010  Free Cash Flow  includes two  months  of the  results  of the  Kentucky  Regulated  segment.  ©PPL Corporation  2012  23

©PPL Corporation 2012

Debt Maturities
Note: As of June 30, 2012
(1) Excludes $99 million of senior notes due 2047, for which PPL Capital Funding gave notice in July 2012 of its election to redeem at par in August 2012.
(2) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(3) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful.
(4) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(5) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a)
 purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
 Debt Maturities    ( Millions)  PPL  Capital  Funding  LG& E  and  KU  Energy  ( Holding  Co  LKE)  Louisville  Gas  &  Electric  Kentucky  Utilities  PPL  Electric  Utilities  PPL  Energy  Supply  WPD  2012  $0  (1)  0 0 0 0 6 0  2013  $0 0 0 0 0  751 0  (2)  2014  $0  (3)  0 0 0 10 (4)  318 0  2015  $0 400 250 250 100 317  (5)  0  2016  $ 0 0 0 0 0  368 460  Total  $6  $751  $328  $1,317  $828   Note:  As  of  June  30, 2012   (1)  Excludes  $99  million of  senior  notes due 2047,  for  which PPL  Capital Funding gave notice in  July 2012  of its  election  to  redeem  at par in  August  2012.  (2)  Excludes $1.15  billion  of  junior subordinated notes due  2018  that are a  component  of  PPL’s  2010  Equity Units and  may  be  put back  to  PPL Capital  Funding  if  the  remarketing  in  2013 is  not  successful.  (3)  Excludes $978 million  of  junior subordinated notes due  2019  that are a  component of  PPL’s  2011  Equity Units and  may  be put back to  PPL Capital Funding  if  the remarketing  in  2014  is  not successful.  (4)  Bonds  defeased  in substance  in 2008  by depositing  sufficient  funds  with the  trustee.  (5)  Represents REset  Put  Securities due  2035  that are required  to  be put by  the holders  in  October  2015  either for  (a)  purchase  and  remarketing  by  a  remarketing  dealer  or  (b) repurchase  by PPL  Energy  Supply.   ©PPL Corporation  2012  24

©PPL Corporation 2012

Liquidity Profile
(1)
Note: As of June 30, 2012
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than
 9% of the total committed capacity for the domestic facilities and 16% of the total committed capacity for WPD’s facilities.
(1) In July 2012, PPL Energy Supply entered into a $100 million uncommitted letter of credit facility agreement with BBVA that expires in July 2015.
(2) In July 2012, PPL Electric Utilities reduced the capacity of the asset-backed credit facility to $100 million and extended the expiration date to September 24, 2012.
(2)
 Liquidity Profile  Liquidity Profile  Total  Expiration  Facility  Drawn  Availability  Institution  Facility  Date  (Millions)  (Millions)  (Millions)   Letters  of  Credit  Outstanding &  Commercial  Paper  Backstop  (Millions)   PPL Energy  Supply  (1)  Syndicated  Credit  Facility  Oct-2016  $3,000  $662  $ 0  $2,338  Letter  of  Credit  Facility  Mar- 2013  200  128  0  72  $ 3,200  $790  $0  $2,410   PPL  Electric  Utilities  Syndicated Credit  Facility  Oct-2016  $300  $196  $ 0  $104  Asset- backed  Credit  Facility  (2)  Jul-2012  150  0  0  150  $ 450  $196  $0  $254   Louisville  Gas  &  Electric  Syndicated  Credit  Facility  Oct-2016  $400  $ 0  $ 0  $400   Kentucky  Utilities  Syndicated  Credit  Facility  Oct-2016  $400  $ 0  $ 0  $400  Letter  of  Credit  Facility  Apr- 2014  198  198  0  0  $ 598  $198  $0  $400   WPD  PPL  WW  Syndicated  Credit  Facility  Jan-2013  £ 150  £0  £110  £ 40  WPD  (South  West)  Syndicated  Credit  Facility  Jan-2017  245  0  0  245  WPD  (East  Midlands)  Syndicated  Credit  Facility  Apr-2016  300  0  0  300  WPD  ( West  Midlands)  Syndicated  Credit  Facility  Apr-2016  300  0  0  300  Uncommitted  Credit  Facilities  84  4  0  80  £ 1,079  £4  £110  £965   Note:  As  of  June  30, 2012   •  Credit facilities  consist  of a diverse  bank group,  with  no bank  and its  affiliates providing an aggregate  commitment of more than  9%  of  the total  committed capacity for  the domestic  facilities  and 16% of  the total committed  capacity  for WPD’s facilities.  (1)  In  July  2012,  PPL  Energy  Supply entered  into a $100  million  uncommitted  letter of credit facility  agreement with  BBVA  that expires  in July 2015.  (2)  In  July  2012,  PPL  Electric  Utilities  reduced the capacity  of  the asset-backed  credit facility to  $100  million  and  extended  the  expiration  date  to  September  24, 2012.  ©PPL Corporation  2012  25

©PPL Corporation 2012

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of PPL’s  Earnings from  Ongoing  Operations to Reported Earnings  Reconciliation of PPL’s  Earnings from  Ongoing  Operations to Reported Earnings  (Per Share - Diluted)   Earnings from Ongoing  Operations   Special Items:  Adjusted  energy-related economic activity,  net  Foreign currency-related economic hedges  Sales of  assets:    Maine hydroelectric generation business  Impairments:   Emission  allowances   Renewable  energy  credits  Acquisition-related  adjustments:   WPD Midlands   2011 Bridge Facility  costs   Foreign currency  loss on  2011 Bridge  Facility   Net hedge gains   Hedge ineffectiveness   U.K.  stamp duty  tax  Separation benefits  Other  acquisition-related  adjustments  LKE Monetization  of  certain full-requirement sales contracts  Sale  of  certain  non-core generation facilities  Discontinued cash flow  hedges and  ineffectiveness  Reduction  of  credit facility  2010 Bridge Facility  costs  Other  acquisition-related  adjustments  Net operating  loss carryforward and other tax  related  adjustments  Other:   Montana hydroelectric litigation   LKE discontinued  operations   Health  care reform  - tax  impact   Litigation  settlement  - spent nuclear fuel  storage   Change  in  U.K. tax  rate   Windfall profits tax  litigation   Counterparty  bankruptcy   Wholesale supply  cost reimbursement   Coal contract modification payments   Total Special Items   Reported Earnings   Forecast   High  Low  2012  2012  $  2.45  $  2.15   0.20  0.20  (0.01)  (0.01)  0.01  0.01  0.01  0.01  (0.01)  (0.01)  (0.01)  (0.01)  (0.01)  (0.01)  0.18  0.18  $  2.63  $  2.33  Actual   2011  2010  $  2.73  $  3.13   0.12  (0.27)  0.01   0.03   (0.02)  (0.01)  (0.05)  (0.07)  0.07   (0.02)  (0.04)  (0.13)  (0.10)  (0.29)  (0.14)  (0.06)  (0.01)  (0.12)  (0.05)  0.08  (0.08)  (0.02)  0.06   0.12  0.04  (0.07)  0.03  (0.01)  0.01   (0.03)  (0.96)  $  2.70  $  2.17  ©PPL Corporation  2012  26

©PPL Corporation 2012

Forward-Looking Information Statement
Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, its subsidiaries and customers; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies;
performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation’s ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities
Company and the 2011 acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries;
political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-
K and other reports on file with the Securities and Exchange Commission.

©PPL Corporation 2012

Definitions of Non-GAAP Financial Measures
“Earnings from ongoing operations,” also referred to as “ongoing earnings,” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles
(GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Acquisition-related adjustments.
• Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL’s generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets. Please refer to the Notes to the Financial Statements and MD&A in PPL Corporation’s periodic filings with the Securities and Exchange Commission for additional information on energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP.
PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

©PPL Corporation 2012

Definitions of Non-GAAP Financial Measures
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas. In calculating this measure, utility revenues and expenses associated with approved cost recovery tracking mechanisms are offset. Certain costs associated with these mechanisms, primarily ECR and DSM, are recorded as
"Other operation and maintenance“ and "Depreciation.” These mechanisms allow for recovery of certain expenses, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from the Kentucky Regulated segment's operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance,“ which is primarily Act 129 costs, and in "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in “PLR intersegment utility revenue (expense).” As a result, this measure represents the net revenues from the Pennsylvania
Regulated segment's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities. In calculating this measure, the Supply segment's energy revenues, which include operating revenues associated with certain Supply segment businesses that are classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, which is recorded in "Taxes, other than income," and operating expenses associated with certain Supply segment businesses that are classified as discontinued operations. This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise "Unregulated Gross Energy Margins."
This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant swings in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or "Energy purchases" on the
Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." PPL excludes from "Unregulated Gross Energy Margins" the Supply segment's adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of
PPL's competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in this energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in unregulated gross energy margins over the delivery period that was hedged or upon realization.